                                  EXHIBIT (Q)



                       POWER OF ATTORNEY AND RESOLUTIONS

     The undersigned does hereby appoint Joseph R. Ficalora, John J. McCabe and Mark Trautman, and each of them severally, his true and lawful attorneys to execute in his name, place and stead (whether on behalf of M.S.B. Fund, Inc. (the "Fund") or as an officer or director thereof) Post-Effective Amendment
No. 44 and any and all further amendments to Registration Statement
No. 002-22542 on Form N-1A in connection with the registration of shares of the Fund and to file the same, with any exhibits thereto, with the Securities and Exchange Commission; each of said attorneys shall have the power to act hereunder with or without the others.



                             SIGNATURE                                      DATE
                             ---------                                      ----
     /s/ TIMOTHY A. DEMPSEY                                             April 19, 2001
     ---------------------------------------------------------
                       (Timothy A. Dempsey)


     /s/ HARRY P. DOHERTY                                               April 19, 2001
     ---------------------------------------------------------
                        (Harry P. Doherty)


     /s/ JOSEPH R. FICALORA                                             April 19, 2001
     ---------------------------------------------------------
                       (Joseph R. Ficalora)


     /s/ DAVID FREER, JR.                                               April 19, 2001
     ---------------------------------------------------------
                        (David Freer, Jr.)


     /s/ MICHAEL J. GAGLIARDI                                           April 19, 2001
     ---------------------------------------------------------
                      (Michael J. Gagliardi)


     /s/ DAVID F. HOLLAND                                               April 19, 2001
     ---------------------------------------------------------
                        (David F. Holland)


     /s/ JOSEPH L. MANCINO                                              April 19, 2001
     ---------------------------------------------------------
                        (Joseph L. Mancino)


     /s/ WILLIAM A. MCKENNA, JR.                                        April 19, 2001
     ---------------------------------------------------------
                     (William A. McKenna, Jr.)


     /s/ STEVEN D. PIERCE                                               April 19, 2001
     ---------------------------------------------------------
                        (Steven D. Pierce)


     /s/ RODGER D. SHAY, SR.                                            April 19, 2001
     ---------------------------------------------------------
                      (Rodger D. Shay, Sr.)


                               M.S.B. FUND, INC.
                            Secretary's Certificate


     The undersigned Edward E. Sammons, Jr., Secretary of M.S.B. Fund, Inc., a New York corporation (the "Fund") hereby certifies that:

     Attached hereto is a true and correct copy of a resolution duly adopted by the Board of Directors of the Fund at the January 18, 2001 meeting of the Board of Directors which was duly called and held, and at which a quorum was present and acting throughout, which resolution has not been modified, amended or rescinded and is in full force and effect on the date hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and delivered this certificate this 19th day of April, 2001.

                                        /s/ EDWARD E. SAMMONS, JR.
                                        ----------------------------------------
                                            Edward E. Sammons, Jr.
                                            Secretary

                                   RESOLUTION



             Adopted by the Board of Directors of M.S.B. Fund, Inc.
                              on January 19, 2001



     RESOLVED, that each officer and Director of the Fund who may be required to execute one or more Post-Effective Amendments to the Fund's Registration Statement on Form N-1A under the Investment Company Act of 1940 and the 1933 Act (whether on behalf of the Fund or in his capacity as an officer or Director of the Fund), be and each of them hereby is authorized to execute and deliver a power of attorney appointing Joseph R. Ficalora, John J. McCabe and Mark Trautman, and each of them severally, his true and lawful attorney in fact to execute in his name, place and stead (whether on behalf of the Fund or in his capacity as an officer or Director of the Fund) such Post-Effective Amendment to the Registration Statement, and to file the same with the Securities and Exchange Commission, each of said attorneys (acting with or without the others) to have full power and authority to do and perform in the name and on behalf of each of said officers and Directors (whether on behalf of the Fund or as an officer or Director thereof or by attesting the seal of the Fund or otherwise) each and every act whatsoever which such attorney or agent may deem necessary, appropriate or desirable to be done in connection with such Post-Effective Amendment to the Registration Statement as fully as any such officer or Director might or could do in person.